UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

 _______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 17, 2023

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA 22824
(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On May 17, 2023, Shenandoah Telecommunications Company (the “Company”) entered into Amendment No. 1 to Credit Agreement (the “Amendment”) to its existing Credit Agreement, dated as of July 1, 2021, with various financial institutions party thereto (the “Lenders”) and CoBank, ACB, as administrative agent for the Lenders (the “Credit Agreement”). The Amendment extends the period during which the Company may borrow under the (i) $150 million five-year delay draw amortizing term loan (the “Term Loan A-1”) and (ii) $150 million seven-year delay draw amortizing term loan (the “Term Loan A-2” and, together with the Term Loan A-1, the “Term Loans”) from July 1, 2023 to December 31, 2023. The Amendment also extends the date on which the Term Loans will begin to be repaid in quarterly principal installments from September 30, 2023 to March 31, 2024, which is the last day of the first full calendar quarter ending after December 31, 2023. In addition, the Amendment amends the Credit Agreement to update the benchmark interest rate to a rate based on Term SOFR (as defined in the Amendment), add a 10 bps credit spread adjustment for loans that bear interest based on Term SOFR, and make certain other conforming changes. All other material terms and conditions of the Credit Agreement were unchanged.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement, dated May 17, 2023, among Shenandoah Telecommunications Company, certain of its subsidiaries, CoBank ACB, as administrative agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: May 18, 2023	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer

(Principal Financial Officer)